                                  SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

        [X] Preliminary Information Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
        [ ] Definitive Information Statement

                         SURGICAL SAFETY PRODUCTS, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

    [X]  No Fee Required.

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
        1) Title of each class of securities to which transaction applies:
        2) Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
        4) Proposed maximum aggregate value of transaction:
        5) Total fee paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

           1) Amount previously paid:
           2) Form, Schedule or Registration Statement No.:
           3) Filing Party:
           4) Date Filed:

                         SURGICAL SAFETY PRODUCTS, INC.
                         8374 Market Street, Number 439
                               Bradenton, FL 34202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2003

To Our Stockholders:

        You are invited to attend our annual meeting (the "Meeting") of stockholders to be held at the Offices of Franklin, Cardwell & Jones, 1001
McKinney, 18th Floor, Houston, Texas 77002, at 10:00 am Central Daylight Time on
May 9, 2003 for the following purposes.

        To approve the reincorporation of Surgical Safety Products, Inc. in Nevada, name change and reverse split by merger with and into our wholly owned subsidiary Power3 Medical, Inc.

        As of the close of business on April 10, 2003, the record date for shares entitled to notice of and to vote at the Meeting, there were 50,641,501 shares of our common stock and 4,000,000 shares of our Series A Preferred Stock outstanding. Each share of our common stock is entitled to one vote in connection with each matter to be considered at the meeting. Each share of our
Series A Preferred Stock is entitled to 10 votes in connection with each matter to be considered at the meeting.

        We are not asking you for a Proxy and you are requested not to send us a Proxy.

        This Information Statement was first mailed or provided to the stockholders of the Company on April 18, 2003.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             R. Paul Gray
                                             Secretary
April 18, 2003
Bradenton, FL

                                     SUMMARY

Transaction:            Reincorporation in Nevada

Purpose:                To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, and reduce the amount of short sales of our common stock. See "Reincorporation in
                        Nevada - Principal Reasons for Reincorporation"

Record Date:            April 10, 2003

Method:                 Merger of Surgical Safety Products, Inc. ("SSPD") with and into our wholly owned Nevada subsidiary, Power3 Medical, Inc. ("P3M"). See
                        "Reincorporation in Nevada - Principal Features of the Reincorporation"

Exchange Ratios:        One share of P3M common stock will be issued for each 100
                        shares of SSPD common stock as of Effective Date. One share of P3M common stock will be issued for any fractional share of P3M that would otherwise be issued. See "Reincorporation in Nevada - Principal Features of the
                        Reincorporation"

                        One share of P3M Series A Preferred Stock, with substantially similar rights, preferences, limitations and designations, will be issued for each share of SSPD Series A Preferred Stock outstanding as of the Effective
                        Date. See "Reincorporation in Nevada - Principal Features of the
                        Reincorporation"

Effective Date:         May 19, 2003

Additional              Mandatory exchange of outstanding certificates representing shares
Provisions:             of P3M common stock for certificates representing shares of SSPD common stock. See "Reincorporation in Nevada - How to Exchange SSPD
                        Certificates for P3M Certificates"

                         SURGICAL SAFETY PRODUCTS, INC.
                         8374 Market Street, Number 439
                               Bradenton, FL 34202
                             _______________________

            INFORMATION STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          May 9, 2003, and Adjournments
                             _______________________

           Approximate date proxy material first sent to stockholders:
                                 April 18, 2003

        This Information Statement relates to the Special Meeting of Stockholders
(the "Special Meeting") to be held at 10:00 am Central Daylight Time at the offices of Franklin, Cardwell & Jones, 1001 McKinney, 18th Floor, Houston, Texas
on May 9, 2003, and any and all adjournments thereof. The board of directors has prepared and distributed this Information Statement. We are not soliciting proxies and request that you do not send proxies to us for use in connection with the Special Meeting. All expenses incurred in this Information Statement will be paid by the Company.

        The Special Meeting has been called by the Board of Directors of the
Company to consider the approval of the reincorporation of the Company in the
State of Nevada under the name Power3 Medical, Inc., declare a 100:1 reverse split of the outstanding shares of SSPD, and conduct a mandatory exchange of the shares of Surgical Safety Products, Inc. ("SSPD") for the shares of Power3
Medical, Inc. ("P3M"). The reincorporation, reverse split and mandatory exchange will be accomplished by a merger of SSPD with and into our wholly owned subsidiary, P3M.

                                 QUORUM REQUIRED

        The presence of the holders of a majority of the issued and outstanding stock entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting.
Stockholders that are present but abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. If there are not sufficient voting interests represented at the meeting to constitute a quorum, the meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

                  VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

        The approval of the Plan and Agreement of Merger between the Company and
P3M requires the affirmative vote of a majority of all of the outstanding voting interests.

                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        At the close of business on April 10, 2003, the record date for the Special
Meeting, the Company had outstanding 50,641,501 shares of Common Stock, $.001 par value per share, and 4,000,000 shares of Preferred Stock, $.001 par value per share. Each outstanding share of Common Stock is entitled to one vote with respect to Plan and Agreement of Merger. Each outstanding share of Preferred
Stock is entitled to 10 votes with respect to the Plan and Agreement of Merger.

        The following table lists the beneficial ownership of shares of the
Company's Common Stock and Preferred Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the
Company's Common Stock or Preferred Stock, (ii) each director and nominee, (iii)
each person who held the office of Chief Executive Officer during the last fiscal year or at any time during the year ended December 31, 2002, (iv) the four highest compensated executive officers who were serving as executive officers on December 31, 2002 and received aggregate compensation during that year in excess of $100,000, and (v) all directors and officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company's subsidiaries other than director's qualifying shares.
Information with respect to officers, directors and their families is as of
April 10, 2003 and is based on the books and records of the Company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company's principal executive office.

                                Amount and Nature
                             Of Beneficial Ownership

                                                          Sole            Shared       Sole         Shared        Total      Percent
                                                         Voting           Voting    Investment    Investment   Beneficial      Of
                           Name of                        Power           Power       Power         Power       Ownership     Class
                     Individual or Group

                Common Stock, $.001 par value

         Timothy S. Novak,                              5,442,432          -0-      5,442,432          -0-     5,442,432     10.7%
         President and Chief Executive Officer
         Director

         R. Paul Gray                                   1,927,032          -0-      1,927,032          -0-     1,927,032     3.8%
         Chief Financial Officer, Treasurer, and
         Secretary
         Director

         Jerry W. Leonard                               8,484,206          -0-      8,484,206          -0-     8,484,206     16.8%
         P.O. Box 634
         Fredericksburg, Virginia
         5% Stockholder

         Reli-Communications                            2,668,711          -0-      2,668,711          -0-     2,668,711     5.3%
         9813 Godwin Drive
         Manassas, Virginia
         5% Stockholder

         Dr. G. Michael Swor                            6,494,445          -0-      6,494,445          -0-     6,494,445     12.8%
         4807 Higel Avenue
         Sarasota, Florida  34242
         5% Stockholder

         All Directors and Officers as a Group          7,369,464          -0-      7,369,464          -0-     7,369,464     14.6%
         (2 Persons)

                                Amount and Nature
                             Of Beneficial Ownership

                                                          Sole            Shared       Sole         Shared        Total      Percent
                                                         Voting           Voting    Investment    Investment   Beneficial      Of
                           Name of                        Power           Power       Power         Power       Ownership     Class
                     Individual or Group

         Series A Preferred Stock, $.001 par value

         Timothy S. Novak                               1,330,000          -0-      1,330,000          -0-     1,330,000     33.3%
         President and Chief Executive Officer
         Director

         R. Paul Gray                                   1,330,000          -0-      1,330,000          -0-     1,330,000     33.3%
         Chief Financial Officer, Treasurer and
         Secretary
         Director

         Jerry W. Leonard                               1,330,000          -0-      1,330,000          -0-     1,330,000     33.3%
         P.O. Box 634
         Fredericksburg, VA
         5% Stockholder

         All Directors and Officers as a Group          2,660,000          -0-      2,660,000          -0-     2,660,000     66.7%
         (2 Persons)

                            REINCORPORATION IN NEVADA

        The following discussion summarizes certain aspects of our reincorporation in Nevada. This summary does not include all of the provisions of the Plan and
Agreement of Merger between SSPD and P3M, a copy of which is attached hereto as
Exhibit B. Copies of the Articles of Incorporation and the bylaws of SSPD and the Articles of Incorporation and bylaws of P3M are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation

        We believe that the reincorporation in Nevada will provide a greater measure of flexibility and simplicity in corporate governance than is available under New York law and will increase the marketability of our securities. Nevada has adopted a modern code governing the formation and operation of corporations.
It includes by statute many of the concepts developed judicially in New York. In addition, the Nevada law provides for greater flexibility in raising capital and in corporate governance.

        We believe that the price of our common stock may be artificially depressed due to abnormally high short selling by speculators who are not stockholders. We believe that these sales are conducted through a practice commonly known as a
"naked short" sale. Certain brokers may have permitted their customers to sell shares that are neither owned by such customers nor borrowed from another stockholder and are not delivered to the purchasers. If this practice is widespread, it creates severe pressure on the price of our stock since there is no limit on the number of shares that may be sold at any price. The reincorporation in Nevada will permit us to require the delivery of certificates representing our shares for exchange in connection with the reincorporation or subsequent changes in our capital structure.

We believe that the practice of naked short sales, and the depression of our stock price which it has caused, will be discouraged by reincorporation in
Nevada.

        Nevada does not impose income or franchise taxes on corporations. As a result of the reincorporation we expect to recognize a savings in these costs.

Principal Features of the Reincorporation

        The reincorporation will be effected by the merger of SSPD, a New York corporation, with and into our wholly owned subsidiary, P3M, a Nevada corporation. P3M will be the surviving entity. The reincorporation will become effective on May 19, 2003, the Effective Date.

        On the Effective Date, (i) each of our shares of stock will be exchangeable for one-fiftieth (.02) share of P3M common stock, (ii) any fractional share of
P3M that results from the reincorporation will be exchangeable for a whole share of P3M, (iii) each of the shares of our Series A Preferred Stock will be exchangeable for a share of Series A Preferred Stock of P3M with substantially the same designations, limitations, preferences, and relative rights, (iv) each share of P3M common stock owned by SSPD prior to the Effective Date will be canceled and resume the status of authorized and unissued P3M common stock, and
(v) SSPD ceased its corporate existence in the State of New York.

        To encourage the prompt exchange of certificates representing shares of
SSPD for certificates representing shares of P3M the Plan and Agreement of
Merger provides that all certificates representing shares of SSPD must be tendered for exchange within 60 days after the Effective Date. Moreover, P3M may enforce the mandatory exchange of certificates and seek cancellation of any shares not exchanged by within 60 days after the Effective Date.

        All of our directors and officers hold identical positions in P3M. Our daily business operations will continue at our current principal executive offices.

How to Exchange SSPD Certificates for P3M Certificates

        Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing shares of SSPD common stock in exchange for certificates representing shares of P3M common stock. Upon surrender of a certificate representing shares of SSPD common stock to P3M, together with a duly executed letter of transmittal and the necessary issuance fees, P3M will issue, as soon as practicable, a certificate representing that number of shares of P3M common stock you are entitled to receive.

        If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange. Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf.
Since we believe there have been widespread sales of our stock without actual delivery of certificates, it is possible that your nominee or broker may not have certificates representing all of the shares owned by its customers. We recommend that you contact your broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal or request that your broker direct our transfer agent to issue the new shares of P3M to which you are entitled in your name. This will ensure that there are actually shares of P3M common stock in your name on the books and records of P3M.

        You are required to surrender your certificates representing shares of SSPD common stock for certificates representing shares of P3M common stock. The board of directors of both SSPD and P3M determined that a reasonable period for you to submit certificates for exchange is 60 days after the Effective Date. Dividends and other distributions declared by P3M after the Effective Date with respect to common stock and payable to holders of record thereof after the Effective Date will be paid ONLY to the holders of certificates representing P3M common stock and not to the holders of unsurrendered certificates representing shares of
SSPD. In addition, holders of unsurrendered certificates representing shares of
SSPD common stock will not be entitled to notice of or to vote at any meetings of the stockholders of P3M until they surrender the certificate representing
SSPD common stock. P3M may enforce the mandatory delivery of the certificates by action in the Nevada courts if you fail to deliver such certificates for exchange.

Capitalization

        Our authorized capital on the Effective Date consists of 100,000,000 shares of common stock and preferred stock, $.001 par value per share. On the April 9,
2003 there were 50,641,501 shares of our common stock, and 4,000,000 shares of our Series A Preferred Stock outstanding. Our Series A Preferred Stock is convertible into ten (10) shares of our common stock as of the record date. The authorized capital of P3M consists of 200,000,000 shares of capital stock divided into 150,000,000 shares of common stock, $.001 par value per share, and
50,000,000 shares of preferred stock, $.001 par value per share. The board of directors of P3M has adopted designations, limitations, preferences and relative rights for 4,000,0000 shares of P3M Series A Preferred Stock that are identical to the rights and preferences of the SSPD Series A Preferred Stock. In addition,
SSPD has issued warrants to purchase up to 8,000,000 share of common stock at various exercise prices between $.001 per share to $.80 per share. As a result of the reincorporation and mandatory exchange of the common stock, P3M will have outstanding approximately 1,000,000 shares of common stock and 4,000,000 shares of Series A Preferred Stock. The P3M Series A Preferred Stock will be convertible into 40,000,000 of P3M common stock. In addition, P3M will reserve
8,000,000 shares of common stock for issuance under outstanding warrants, options and securities convertible into common stock. The reincorporation will not affect our total stockholder equity or total capitalization.

Significant Differences Between the SSPD and P3M

        The Articles of Incorporation and bylaws ("foundation documents") of SSPD and the foundation documents of P3M have a number of differences intended to make the operation of P3M more efficient and protect P3M from unsolicited offers to acquire control. In addition the general corporate statutes and legal decisions of Nevada ("Nevada law") and New York ("New York law") have certain differences. The differences in both the foundation documents and the applicable corporate law is summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of the founding documents of each company and the full text of, and decisions interpreting, New York law and
Nevada law.

        Amendment to Founding Documents. Both Nevada law and New York law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's Articles of
Incorporation. Both Nevada law and New York law also provide that in addition to the vote of the stockholders, the vote of a majority of the outstanding shares of a class may be required to amend the Articles of Incorporation if the amendment affects the rights of such class. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's Articles of Incorporation grant such power to its board of directors. Nevada law permits the number of authorized shares of any class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors without action by the stockholders unless otherwise provided in the Articles of Incorporation or resolution adopted pursuant to the Articles of Incorporation. In addition, the
Articles of Incorporation of P3M provide that an amendment to the founding documents may only be adopted by the vote of a majority of the entire board of directors and a vote of a majority of the outstanding voting stock voting as a class. Amendments to the bylaws require the affirmative vote of a majority of the entire board of directors or all of the outstanding voting interests. The founding documents of SSPD grant the board of directors authority to amend the bylaws at any regular meeting or special meeting called for that purpose and require only a majority of a quorum of the board of directors.

        Special Meetings of Stockholders. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The foundation documents of P3M provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors. New York law and the founding documents of SSPD permit special meetings of the stockholders to be called by the President of the Company and require the President to call a special meeting at the request of one-tenth of the outstanding stock entitled to vote at such meeting. The reincorporation will make it more difficult for the stockholders of the Company to force a special meeting of stockholders for any purpose.

        Stockholder Nominations and Proposals. Neither Nevada law nor New York law
have specific provisions relating to procedures or limitations on the stockholders' right to nominate directors or propose matters for action at a meeting of the stockholders. The founding documents of P3M provide that any nominee or proposal by a stockholder must be provided to P3M in writing not less than 30 nor more than 60 days prior to the meeting. Nominations for director must include the name, business address, residence address, principal occupation, and number of shares of P3M common stock owned by any such nominee.
Other proposals must include a brief description of the proposal, the name and address of the stockholder and the number and class of stock owned by the stockholder, and any material interest of the stockholder in such proposal.
There are no similar provisions in the founding documents of SSPD. The reincorporation will make it more difficult for a stockholder to nominate a candidate for director or propose any matter to be acted upon at a meeting of stockholders.

        Special Meetings Pursuant to Petition of Shareholders. Under Nevada law,
stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. New York law has a similar provision but requires a meeting for the election of directors within 13 months after the last meeting. A special meeting may be called on the petition of 10% of the stockholders entitled to vote.

        Preemptive Rights. Neither M3P nor SSPD provide preemptive rights to acquire additional securities issued by them. The reincorporation will not result in the creation of preemptive rights to acquire the securities issued by
P3M.

        Classified Board of Directors. Both Nevada law and New York law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms by adoption of appropriate provisions in the foundation documents. M3P provides that if the board of directors consists of more than six persons, the board shall be classified into three (3) classes, the directors in each class to be elected to overlapping three (3) year terms. As a result, only one-third of the entire board of directors will be elected at each annual meeting of stockholders. The founding documents of SSPD do not provide for a classified board of directors. The reincorporation will make it more difficult to replace the entire board of directors.

        Removal of Directors. Nevada law provides that any or all directors may be removed with or without cause by the vote of two-thirds of the voting interests entitled to vote for the election of directors. New York law provides that directors may be removed by a majority of the stockholders entitled to vote for directors but that they may not be removed without cause unless the Articles of
Incorporation so provide and the may not be removed if they were elected by cumulative voting and the number voting against removal would have been sufficient to elect a director in a meeting at which all of the board of directors was nominated for re-election. The founding documents of SSPD do not provide for the removal of directors without cause. The reincorporation will make it easier for the stockholders to remove directors without cause but more difficult to remove directors with cause.

        Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. If cumulative voting is allowed, stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both
Nevada law and the founding documents of P3M provide that stockholders do not have the right to cumulative voting unless granted in the founding documents.
Likewise, New York law provides that stockholders do not have the right to cumulative voting unless granted in a corporation's founding documents. SSPD does not provide for cumulative voting. The reincorporation will not grant the stockholders a right to cumulative voting.

        Vacancies. Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the founding documents provide otherwise. Under New York law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum but any vacancy occurring because of a removal of a director without cause must be filled by a vote of the stockholders. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. The reincorporation will not have a significant impact on the replacement of directors of the Company.

        Indemnification of Officers and Directors and Advancement of Expenses. Both
Nevada law and New York law provide that a corporation may indemnify certain persons from costs and expenses incurred in connection with litigation in which they are named as a result of their position with the corporation if such person

                                       10

acted in good faith, for a purpose such person reasonably believed to be in the best interest of the company or, in certain cases not opposed to the best interest of the company, and in a criminal proceeding had no reasonable cause to believe that such person's conduct was unlawful. Both Nevada law and New York law prohibit indemnity where an officer or director is found liable to the corporation unless indemnity is permitted by the court hearing the case. Both
SSPD and P3M make the indemnity mandatory in appropriate circumstances and the
Articles of Incorporation of P3M provide that such expenses may be advanced to an officer or director upon receipt of an affirmation that he has met the standard for indemnification and an undertaking to repay such advances if it is ultimately determined that the director was not entitled to indemnification and make the discretionary indemnification mandatory.

        Limitation on Personal Liability of Directors. Nevada law permits, and P3M has adopted, an exclusion of liability of directors to the corporation and its stockholders for all monetary damages relating to a breach of fiduciary duty unless such damages arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. The Articles of Incorporation of
SSPD also exclude personal liability of the directors unless such liability arises from acts or omission that were in bad faith or involve intentional misconduct or a knowing violation of law, such person personally gained in fact a financial profit or other advantage to which he was not entitled, or distributions in excess of those permitted by law.

        Actions by Written Consent of Stockholders. Nevada law permits any action required or permitted to be taken at a meeting of the stockholders to be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. If such action is taken by the holders of less than all of the shares entitled to vote, prompt notice must be provided to the other stockholders. The
Articles of Incorporation of P3M permit action by the written consent of the stockholders only if it is first authorized by the board of directors of P3M to be adopted by consent. Under New York law and the founding documents of SSPD actions by the shareholders without a meeting requires the written consent of all shareholders entitled to vote at a meeting at which such action is considered. This makes it impossible for SSPD to take action without a meeting of the stockholders. The reincorporation will make it easier for the stockholders to approve actions without a meeting.

        Stockholder Vote for Mergers and Other Corporation Reorganizations. Nevada
law requires authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation.

        Restrictions on Business Combinations. Under Nevada law, a corporation which is listed on a national securities exchange, included for quotation on the
Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder. After the three-year period, a combination with an interested stockholder is permitted only if approved by a majority of the outstanding voting power not beneficially owned by such interested stockholder and the holders of outstanding common stock

                                       11

other than the interested stockholder receive compensation equal to the highest value paid by the interested stockholder. No similar provision exists under New
York law and the reincorporation may make it more difficult for any stockholder to force a merger of the Company without the consent of the board of directors.

        Limitations on Controlling Shareholders. Nevada law contains a provision that limits the voting rights of a person that acquires or makes an offer to acquire a controlling interest in a Nevada corporation. Under the provisions of
Nevada law, a person acquiring or making an offer to acquire more than 20% of the voting power in a corporation will have only such voting rights as are granted by a resolution of the stockholders adopted at a special or annual meeting. The controlling person is not entitled to vote on the resolution granting voting rights to the controlling interest. The person acquiring a controlling interest may request a meeting of the stockholders be called for this purpose and, if the board of directors fails to call the meeting or the controlling person is not accorded full voting rights, the corporation must redeem the controlling shares at the average price paid for them. No similar provision exists in New York law and the reincorporation may make it more difficult for a person to acquire control of the Company.

        Liability of Stockholders. New York law provides that the ten largest stockholders may be jointly and severally personally liable for all debts, wages or salaries due and owing to any of its laborers, servants, or employees. An exemption is provided for corporations whose shares are listed on a national securities exchange or whose shares are regularly traded on the over-the-counter markets. No similar provision exists under Nevada law and the reincorporation will eliminate this potential personal liability of stockholders.

        Loans to Directors. New York law prohibits loans by the Company to its directors unless the loan is approved by the stockholders excluding the shares held by the person benefiting from such loan or, if authorized by the Articles of Incorporation, the board of directors determines that the loan benefits the corporation. No similar provision exists under Nevada law and the reincorporation will make it easier for the directors to receive the benefits of loans or guarantees issued by the Company.

                       DEFENSES AGAINST HOSTILE TAKEOVERS

        The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the P3M Articles of Incorporation which management has identified as potentially having an anti-takeover effect. It is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the P3M Articles of
Incorporation and bylaws.

        The anti-takeover provisions of the P3M Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of P3M which has not been negotiated with and approved by the P3M board of directors.
These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of P3M or a tender offer for all of its capital stock.
However, to the extent these provisions successfully discourage the acquisition of control of P3M or tender offers for all or part of its capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

                                       12

        Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price.

        In addition, these provisions may decrease the likelihood that a tender offer will be made, and if a tender of is made, decrease the likelihood that it will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer.

        Finally, these provisions may also serve to insulate incumbent management from change and to discourage any attempts to remove current management by the holders of a majority of the outstanding voting stock even though such stockholders believe it to be in their best interests to appoint new management.

        Authorized Shares of Capital Stock may Dilute Voting Rights. The P3M
Articles of Incorporation authorizes the issuance of up to 150,000,000 shares of common stock and 50,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Additional shares of P3M's common stock may be issued that would dilute the current voting power of outstanding shares of common stock. In addition, shares of P3M's serial preferred stock with voting rights could be issued and would both dilute the voting rights of the outstanding voting shares and represent an additional class of stock required to approve any proposed transaction.

        Authorized Shares of Capital Stock may Increase Cost of Acquisition. The
additional shares of authorized and unissued common stock and additional shares of authorized and unissued preferred stock represent additional capital stock that may be required to be purchased by an acquirer in any unsolicited acquisition. The existence of a substantial number of shares that may be issued at the discretion of the board of directors may discourage unsolicited attempts to acquire a significant amount of capital stock in the market.

        Limitation on Right to Call Stockholder Meetings. The P3M Articles of
Incorporation provide that annual stockholder meetings may be called only by the
P3M board of directors or a duly designated committee of the board. This provision prevents any other person from forcing P3M to call a special meeting of the stockholders unless approved by the board of directors and may discourage any person from attempting to obtain control of P3M without the consent of the board of directors since an acquirers could not force a meeting of the stockholders to consider a proposed transaction or removal of the board of directors.

        Restriction of Maximum Number of Directors and Filling Vacancies on the
Board of Directors. Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or bylaws. P3M's Articles of Incorporation provide that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a

                                       13

person or entity from quickly acquiring control of P3M through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

        Advance Notice Requirements for Nomination of Directors and Proposal of New
Business at Annual Stockholder Meetings. P3M's Articles of Incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

        Classified Board of Directors. P3M's Articles of Incorporation provide that if the board of directors consists of more than six persons, the directors shall be classified into three classes consisting of as nearly equal number of directors as possible and that only one-third of the full board of directors will be subject to re-election at each annual meeting. A classified board of directors makes it more difficult for a potential acquirer to obtain control of the board of directors since it will require at least two years for a controlling stockholder to elect a majority of the board of directors. The existence of a classified board of directors may discourage any attempt to acquire control of P3M without the consent of the board of directors.

                                APPRAISAL RIGHTS

        The following description of the appraisal rights is qualified in its entirety by reference to Section 623 of the New York Business Corporation Act, a
copy of which is set forth as Exhibit C to this Information Statement.

        Stockholders of SSPD who register their dissent from the merger of SSPD into M3P by written notice prior to the Special Meeting are entitled to receive the fair market value of their shares immediately prior to the merger. A stockholder may not exercise his or her right to dissent or require SSPD to purchase less than all of the shares as to which he or she has the right to vote.

        Any stockholder intending to exercise his or her right to dissent must provide the Company with written notice. The written notice must state that the stockholder intends to dissent, the name and address of the stockholder, the number and classes of shares as to which the stockholder dissents, and that the stockholder demands payment of the fair market value of the shares if the merger is approved. The written notice of dissent must be delivered to the Company at the following address before any vote on the merger is taken at the Special
Meeting:

                                       14

                         Surgical Safety Products, Inc.
                                 Attn: Secretary
                               8374 Market Street
                                   Number 439
                               Bradenton, FL 34202

        A dissenting stockholder must provide the Company with a certificate representing shares of stock owned by such stockholder either at the time that he or she files a notice of dissent or within 30 days thereafter. The certificates will be marked as dissenting and returned to the stockholder by the
Company's transfer agent. Any such certificate will not be eligible for exchange into shares of P3M. Any stockholder that fails to submit certificates representing his or her shares within the required period will lose his or her dissenter's rights.

        The Company will provide any dissenting stockholder with written notice of the approval of the merger within 10 days after the Special Meeting. P3M will provide each dissenting stockholder with an offer to purchase such shares at the average of the highest closing bid price for the five trading days prior to the
Special Meeting and an advance payment of 80% of the total price for all shares owned by such dissenting stockholder. Final payment will be made upon acceptance of the offer by P3M.

        Upon the Effective Date, all rights of a dissenting stockholder, except the right to receive payment of the fair value as set forth above, shall cease. A notice of dissent may be withdrawn within 60 days following the Effective Date but may not be withdrawn after acceptance of payment of the fair market value of the shares.

                                             By Order of the Board of Directors,

                                             R. Paul Gray
                                             Secretary

Dated:   April 18, 2003
         Bradenton, Florida

                                       15

                                    Exhibit A

                           Frequently Asked Questions
                                    Regarding
                     Reincorporation in the State of Nevada

        The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Surgical Safety Products, Inc.
("SSPD") in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire
Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:      Why is SSPD reincorporating in Nevada?

A:      We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. In addition, we believe that there are a substantial number of our shares that have been sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, we believe, has resulted in significant downward pressure on the value of our common stock.
Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock. Finally, unlike the State of New York, Nevada does not impose a state income or franchise tax and the re-incorporation will result in a savings of these taxes.

Q:      Why isn't SSPD soliciting proxies relating to the Special Meeting?

A:      The board of directors and a 5% stockholder of the Company can vote directly more than a majority of all voting interests entitled to vote on the reincorporation. Under New York General Corporation Law and our
Articles of Incorporation this transaction may be approved with a majority of the shares entitled to vote on it. Since we believe the Board of
Directors and 5% stockholder already represent sufficient votes to approve the reincorporation, soliciting proxies is not necessary and represents a substantial and avoidable expense.

Q:      What are the principal features of the reincorporation?

A:      The reincorporation will be accomplished by a merger of SSPD with and into our wholly owned subsidiary, P3M. One new share of P3M common stock will be issued for each 100 shares of our common stock outstanding as of
May 19, 2003, the Effective Date of the reincorporation. In addition, one new share of P3M common stock will be issued for any fractional share that would be issuable as a result of the reincorporation. The shares of SSPD will cease to trade on the over-the-counter bulletin board market and the shares of P3M common stock will begin trading in their place beginning on
May 10, 2003, under a CUSIP number and new trading symbol that have not yet

                               Exhibit A - Page 1
                                       16

been assigned. Other securities of SSPD, such as the Series A Preferred
Stock, options, warrants, other rights to purchase common stock, and securities exchangeable for or convertible into our common stock will also be exchanged for similar securities issued by P3M.

Q:      How will the reincorporation affect the owners of SSPD?

A:      Immediately prior to the reincorporation, there were outstanding
50,641,501 shares of common stock, 4,000,000 shares of Series A Preferred
Stock which was convertible into 40,000,000 shares of common stock, and
8,000,000 warrants to purchase shares of common stock at various prices.
After the Effective Date and the exchange of your stock certificates, the ownership interest of the common stock will be diluted from 50% of the total ownership interests to approximately 1% of the total ownership interests. The holders of the Series A Preferred Stock and warrants will be accretive from approximately 50% of the ownership interests to approximately 99% of the ownership interests. The Board of Directors determined that although there is a significant dilution of the ownership interest of the common stockholders, the reincorporation was fair because the Company is presently unable to raise capital to undertake operations and does not have adequate assets to completely discharge its creditors.

Q:      How will the reincorporation affect the officers, directors and employees of SSPD?

A:      Our officers and directors hold the same positions with P3M. After the reincorporation all our employees will become employees of P3M. P3M will continue our business at the same locations and with the same assets. SSPD will cease to exist and P3M will undertake all of the operations, assets and liabilities as of the Effective Date.

Q:      How do I exchange certificates of SSPD for certificates of P3M?

A:      Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing shares of SSPD. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares of SSPD to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, P3M will issue new certificates representing the number of whole shares of P3M common stock as soon as practical after the Effective Date. If you are not the record owner of your SSPD shares because they are held by a brokerage or investment banker, we recommend that you immediately request the issuance to you in your name of a certificate representing your shares of P3M TO MAKE SURE
THAT THE CERTIFICATES OF SSPD HAVE BEEN EXCHANGED BY YOUR BROKER.

Q:      What happens if I do not surrender my certificates of SSPD?

A:      YOU ARE REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF SSPD
TO RECEIVE SHARES OF P3M. The board of directors has determined that 60 days from the Effective Date is a reasonable time for the exchange of certificates. Until you receive shares of P3M common stock you are not

                               Exhibit A - Page 2
                                       17

entitled to receive notice of or vote at stockholder meetings or receive dividends or other distributions on the shares of P3M common stock. P3M may seek to enforce the mandatory exchange by litigation in the State of Nevada if certificates are not tendered for exchange.

Q:      What if I lost my SSPD certificates?

A:      If you have lost your SSPD certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

                                    Signature Stock Transfer, Inc.
                                    Attn: Jason Bogutski
                                    2301 Ohio Drive
                                    Suite 100
                                    Plano, TX 75093

Q:      Can I require SSPD to purchase my stock?

A:      Yes. Under the Plan and Agreement of Merger, P3M has agreed to purchase all but not less than all of the outstanding shares of SSPD from any stockholder that notifies SSPD prior to the Special Meeting that he or she dissents and tenders certificates representing shares of SSPD to P3M. The purchase price will be determined by the Board of Directors based on the average of the highest closing bid prices for each of the five trading days before the Effective Date. See the summary of the New York law relating to dissent and appraisal in "Appraisal Rights" and the provisions of New York law contained in Exhibit C attached to the Information Statement.

Q:      Who will pay the costs of reincorporation?

A:      SSPD will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:      Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of P3M that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT
WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE
REINCORPORATION.

                               Exhibit A - Page 3
                                       18

                                    Exhibit B

                          Plan and Agreement of Merger
                                     between
                            Surgical Safety Products
                                       and
                              Power3 Medical, Inc.

PLAN AND AGREEMENT OF MERGER entered into on March 31, 2003, by Surgical Safety
Products, Inc., a New York corporation ("SSPD"), and approved by resolution adopted by its Board of Directors on said date, and entered into on March 31,
2003, by Power3 Medical, Inc., a Nevada corporation ("P3M"), and approved by resolution adopted by its Board of Directors on said date.

        WHEREAS, SSPD is a business corporation of the State of New York with its registered office therein located at 87 Armstrong Road, Rochester, New York
14616; and

        WHEREAS, the total number of shares of stock which SSPD has authority to issue is 100,000,000, $.001 par value per share; and

        WHEREAS, P3M is a business corporation of the State of Nevada with its registered office therein located at 502 East John Street, City of Carson City;
and

        WHEREAS, the total number of shares of stock which P3M has authority to issue is 200,000,000, of which 150,000,000 are common stock, $.001 par value per share, and 50,000,000 are preferred stock, $.001 par value per share; and

        WHEREAS, the New York Business Corporation Act permits a merger of a business corporation of the State of New York with and into a business corporation of another jurisdiction; and

        WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

        WHEREAS, SSPD and P3M and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge SSPD with and into P3M pursuant to the provisions of the New York Business Corporation Act and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by SSPD and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by P3M and approved by a resolution adopted by its Board of
Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.

        1. SSPD shall, pursuant to the provisions of the New York Business
Corporation Act and to the provisions of the General Corporation Law of the
State of Nevada, be merged with and into P3M, which shall be the surviving

                               Exhibit B - Page 1
                                       19

corporation from and after the effective time of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of
Nevada. The separate existence of SSPD, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the New York Business Corporation Act.

        2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Nevada.

        3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Nevada.

        4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

        5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the merger, be converted into one-fiftieth (.02) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or script representing a fractional share of common stock but shall instead issue on full share for any fractional interest arising from the Merger. Pursuant to the laws of the State of Nevada, each share of the terminating corporation shall be tendered to the surviving corporation for exchange into shares of the surviving corporation within 60 days after the effective time of the merger. Upon receipt of such shares of the terminating corporation, the surviving corporation shall issue a certificate for the whole shares of the surviving corporation that are issuable in exchange for the shares of the terminating corporation. The shares of the surviving corporation that are outstanding immediately prior to the effect time of the merger shall be cancelled and deemed not outstanding as of the effective time of the merger.

        6. Each issued share of the preferred stock of the terminating corporation shall, from and after the effective time of the merger, be converted into one share of the preferred stock of the surviving corporation, having substantially similar powers, designations, preferences and relative, participating, optional and other rights as the preferred shares of the terminating corporation.
Pursuant to the laws of the State of Nevada, each share of the preferred stock of the terminating corporation shall be tendered to the surviving corporation for exchange into shares of the preferred stock of the surviving corporation within 60 days after the effective time of the merger.

        7. The surviving corporation may sue in any court with jurisdiction to cause any stockholder of the terminating corporation to tender certificates representing shares owned by such stockholder to be tendered to the surviving corporation for exchange. Stockholders of the terminating corporation shall have no rights to notices, distributions or voting with respect to the surviving corporation unless the certificates representing shares of the terminating corporation are tendered to the surviving corporation for exchange.

                               Exhibit B - Page 2
                                       20

        8. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation (other than shares of the preferred stock of the terminating corporation), each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one fiftieth (.02)
share of the Common Stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

        9. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the New York Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the
General Corporation Law of the State of Nevada, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New York and by the laws of the State of
Nevada, and that they will cause to be performed all necessary acts within the
State of New York and the State of Nevada and elsewhere to effectuate the merger herein provided for.

        10. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

        11. The effective time of this Plan and Agreement of Merger, and the time at which the merger herein agreed shall become effective in the State of New
York and the State of Nevada, shall be on the last to occur of:

        (a) the approval of this Plan and Agreement of Merger by the stockholders of the terminating corporation in accordance with the New York Business Corporation Act; or

        (b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the General Corporation Law of the State of Nevada, is filed with the Secretary of State of the
            State of Nevada; or

        (c) May 19, 2003.

        12. Notwithstanding the full approval and adoption of this Plan and
Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of
Nevada.

                               Exhibit B - Page 3
                                       21

        13. Notwithstanding the full approval and adoption of this Plan and
Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of
State of the State of New York and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the
State of Nevada except that, without the approval of the stockholders of SSPD and the stockholders of P3M, no such amendment may (a) change the rate of exchange for any shares of SSPD or the types or amounts of consideration that will be distributed to the holders of the shares of stock of SSPD; (b) change any term of the Articles of Incorporation of the surviving corporation; or (c)
adversely affect any of the rights of the stockholders of SSPD or P3M.

        IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: March 31, 2003                     SURGICAL SAFETY PRODUCTS, INC.

                                          By:      _______________________________
                                                   Name:
                                                   Title:

                                          POWER3 MEDICAL, INC.

                                          By:      _______________________________
                                                   Name:
                                                   Title:

                               Exhibit B - Page 4
                                       22

                      BUSINESS CORPORATION LAW OF NEW YORK

                       Chapter 5 of the Consolidated Laws
                            Article 6 - Shareholders

 ss.623. Procedure to enforce shareholder's right to receive payment for shares

(a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

(b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained form the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

(c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger of consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

(d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

(e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall

                               Exhibit C - Page 1
                                       23

be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporation action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expires or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

(f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefore shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

(g) Within fifteen days after the expiration of the period within which shareholders may file their notice of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenter's rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholders holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing,

                               Exhibit C - Page 2
                                       24

the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to
Regulation 14A or Regulation 14C of the United States Securities and Exchange
Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefore shall be made within sixty days after the making of such offer or the consummation of the proposed action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

(h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

(1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger o consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

(2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

(3) All dissenting shareholders, excepting those who, as provided in paragraph
(g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon such dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

(4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or

                               Exhibit C - Page 3
                                       25

referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

(5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

(6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporation action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise no in good faith, no interest shall be allowed to him.

(7) Each party to such proceeding shall bear it sown costs and expenses, including the fees and expenses of its counsel and of any experts employed by
it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefore; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

(8) Within sixty days after the final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

(i) Shares acquired by the corporation upon the payment of the agreed value therefore or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515
(Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

                               Exhibit C - Page 4
                                       26

(j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

(1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

(2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

(3) The dissenting shareholder shall exercise such option under subparagraph (1)
or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholders fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

(k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e) and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

(l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

(m) This section shall not apply to foreign corporation except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

                               Exhibit C - Page 5
                                       27